UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2006

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway

Alameda, California 94502

(Address of principal executive offices)(Zip code)

(510) 864-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 7, 2006, UTStarcom, Inc., a Delaware corporation (the “Company”) issued a press release announcing that it has commenced a voluntary review of its historical equity award grant practices under the direction of the Nominating and Corporate Governance Committee of the Board of Directors (the “Committee”).  The Company will not announce its third quarter results or file its quarterly report on Form 10-Q for the quarter ended September 30, 2006 until after the completion of the review by the Committee.

A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

99.1	Press release entitled “UTStarcom Announces Voluntary Review of Equity Grants; Postpones Third Quarter Earnings Release Pending the Completion of the Review.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: November 7, 2006	By:	/s/ FRANCIS P. BARTON
	Name:	Francis P. Barton
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
99.1	Press Release entitled “UTStarcom Announces Voluntary Review of Equity Grants; Postpones Third Quarter Earnings Release Pending the Completion of the Review.”